Exhibit 10.27

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Intellectual Property Security Agreement is entered into as of the Effective Date by and between OXFORD FINANCE LLC, as collateral agent for the Lenders (the “Lenders”) described in the Loan Agreement (in such capacity, the “Collateral Agent”) and PROTOX THERAPEUTICS CORP. (“Grantor”).

RECITALS

A. Lenders have agreed to make certain advances of money and to extend certain financial accommodation to Grantor (the “Loans”) in the amounts and manner set forth in that certain Loan and Security Agreement by and among Collateral Agent, the Lenders, Protox Therapeutics Inc. and Grantor dated the Effective Date (as the same may be amended, modified or supplemented from time to time, the “Loan Agreement”; capitalized terms used herein are used as defined in the Loan Agreement). The Lenders are willing to make the Loans to Grantor, but only upon the condition, among others, that Grantor shall grant to Collateral Agent, for the benefit of the Lenders, a security interest in certain Copyrights, Trademarks, Patents, and Mask Works to secure the obligations of Grantor under the Loan Agreement.

B. Pursuant to the terms of the Loan Agreement, Grantor has granted to Collateral Agent, for the benefit of the Lenders, a continuing security interest in all of Grantor’s right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Loan Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

AGREEMENT

To secure its obligations under the Loan Agreement, Grantor grants and pledges to Collateral Agent, for the benefit of the Lenders, a security interest in all of Grantor’s right, title and interest in, to and under its Intellectual Property (including without limitation those Copyrights, Patents and Trademarks listed on Exhibits A, B and C hereto), and including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof.

This security interest is granted in conjunction with the security interest granted to Collateral Agent, for the benefit of the Lenders, under the Loan Agreement. The rights and remedies of Collateral Agent with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Collateral Agent, for the benefit of the Lenders, as a matter of law or equity. Each right, power and remedy of Collateral Agent provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Collateral Agent of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Lender, of any or all other rights, powers or remedies.

New York law governs this Intellectual Property Security Agreement without regard to principles of conflicts of law. This Intellectual Property Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one agreement.

[Balance of Page Intentionally Left Blank]

1.

IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

GRANTOR:

Address of Grantor:	PROTOX THERAPEUTICS CORP.

c/o 1500 – 885 West Georgia Street	By:	/S/
Vancouver, British Columbia, Canada, V6C 3E8
Attn: Chief Financial Officer	Title:	Chief Operating Officer

Address of Lender:	COLLATERAL AGENT: OXFORD FINANCE LLC

133 North Fairfax Street	By:
Alexandria, Virginia 22314
Attn: General Counsel	Title:

[Signature Page to Intellectual Property Security Agreement]

2.

IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

GRANTOR:

Address of Grantor:	PROTOX THERAPEUTICS CORP.

c/o 1500 – 885 West Georgia Street	By:
Vancouver, British Columbia, Canada, V6C 3E8
Attn: Chief Financial Officer	Title:

Address of Lender:	COLLATERAL AGENT: OXFORD FINANCE LLC

133 North Fairfax Street	By:	/s/
Alexandria, Virginia 22314
Attn: General Counsel	Title:	COO

[Signature Page to Intellectual Property Security Agreement]

3.

EXHIBIT A

Copyrights

Description	Registration Number	Registration Date
None.

4.

EXHIBIT B

Patents

Description	Patent/App. No.	File Date
None.

5.

EXHIBIT C

Trademarks

Description	Serial/Registration No.	File Date
None.

6.